UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 20, 2026
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com

ITEM 1.01. Entry into a Material Definitive Agreement

Revolving Credit Facility

On April 20, 2026, Alaska Air Group, Inc. (Air Group), entered into an amendment (the “Amendment”) to the amended and restated credit and guarantee agreement, dated as of September 20, 2024, as amended from time to time (the “Revolving Credit Facility”) with Alaska Airlines, Inc. (“Alaska”), as borrower, the lenders party thereto and Citibank, N.A. as the administrative agent. Air Group and its wholly owned indirect subsidiary, Hawaiian Airlines, Inc., act as guarantors under the Revolving Credit Facility.

The Amendment increases the aggregate commitment amount under the Revolving Credit Facility to approximately $1.1 billion from $850 million, subject to borrowing base availability. The terms of the Revolving Credit Facility otherwise remain substantially the same.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to Air Group’s Form 10-Q for the quarter ended June 30, 2026.

ITEM 2.02. Results of Operations And Financial Condition

On April 20, 2026, Air Group issued a press release and certain supplemental materials reporting financial results for the first quarter of 2026. The press release is furnished herein as Exhibit 99.1. Supplemental information is furnished herein as Exhibit 99.2.

ITEM 7.01. Regulation FD Disclosure

Also on April 20, 2026, Air Group and Bank of America issued a press release announcing a multi-year extension of their co-branded credit card agreement. The press release is furnished herein as Exhibit 99.3.

Pursuant to 17 CFR Part 243 (Regulation FD), Air Group is submitting these press releases and supplemental materials. In accordance with General Instruction B.2 of Form 8-K, the information under this item, including all Exhibits, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01.  Financial Statements and Other Exhibits

Exhibit 99.1	First Quarter 2026 Earnings Press Release dated April 20, 2026
Exhibit 99.2	Supplemental Earnings Materials
Exhibit 99.3	Press Release issued by Alaska Air Group, Inc. dated April 20, 2026
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: April 20, 2026

/s/ EMILY HALVERSON
Emily Halverson
Vice President Finance, Controller, and Treasurer